UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2017
____________________

GLASSBRIDGE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

 ___________________

Delaware	001-14310	41-1838504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1099 Helmo Ave. N., Suite 250, Oakdale, Minnesota 55128

(Address of principal executive offices, including zip code)

(651) 704-4000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01            Other Events.

On February 17, 2017, following a trial, the jury in a patent infringement case brought by IOENGINE, LLC (the “Plaintiff”) against GlassBridge Enterprises, Inc. (the “Company,” “we” or “us”) in the United States District Court for the District of Delaware returned a verdict against us. In December 2014, the Plaintiff filed a lawsuit against us alleging infringement of United States Patent No. 8,539,047 (the “Patent”) by certain products we formerly sold under the IronKey brand. The jury determined that we had infringed the alleged claims, that the patent claims asserted against us were not invalid, and that no individual other than the founder of the Plaintiff made a significant contribution to the idea covered by the claims of the Patent. However, the jury determined that there was insufficient evidence to support the Plaintiff’s allegation of willful infringement. The jury awarded the Plaintiff $11.0 million in damages.

We strongly disagree with the jury verdict and certain rulings made before trial. We intend to vigorously challenge the verdict and certain of the Court’s pre-trial rulings in post-trial motions, and, if necessary, pursue our rights on appeal. Additionally, prior to trial, the Court ruled that our inequitable conduct defense would be heard in a separate bench trial to proceed after the jury trial, if necessary. We intend to proceed with the inequitable conduct defense bench trial.

As we sold the IronKey business in February 2016, we do not expect the verdict to impact our ability to conduct our business or to have any impact on future revenues.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, including, but not limited to, statements with respect to our ability to successfully prevail in post-trial motions, on appeal or in an inequitable conduct defense bench trial, the impact of the jury verdict on our business and future revenues, and the impact of any final judgment on our financial results. Words such as “expects,” “believes,” “anticipates,” “intends,” “estimates,” “seeks” and variations and similar words and expressions are intended to identify such forward-looking statements. Forward-looking statements are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Such forward-looking statements are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. These factors include, but are not limited to, any adverse outcomes of any motions, appeals or an inequitable conduct defense bench trial and such other risks and uncertainties indicated from time to time in filings with the U.S. Securities and Exchange Commission by the Company. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and we undertake no obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLASSBRIDGE ENTERPRISES, INC.

Dated: February 28, 2017	By:	/s/ Danny Zheng
	Name:	Danny Zheng
	Title:	Interim Chief Executive Officer and Chief Financial Officer